BT INVESTMENT FUNDS
BT INVESTMENT LIFECYCLE LONG RANGE FUND
BT INVESTMENT LIFECYCLE MID RANGE FUND
BT INVESTMENT LIFECYCLE SHORT RANGE FUND

SUPPLEMENT TO PROSPECTUS DATED JULY 29, 1996
Please delete the first and second paragraphs under the section entitled `Investment Adviser'' on page 22 and replace them with the following:
   `The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of each Fund by investing all the Assets of each Fund in the corresponding Portfolio. Each Portfolio has retained the services of Bankers Trust, as investment adviser. Messrs. Philip Green, Scott A. Stickler, Jason L. Wolin, Jose M. Quintana, Ph.D., and Ms. Karen Keller are responsible for the day-to-day management of the Portfolios.
   Mr. Green, vice president, is a portfolio manager in the structured products group. Mr. Green joined Bankers Trust in 1985 and has over twelve years of investment experience. During his career, Mr. Green has held a wide variety of portfolio management assignments including asset allocation portfolios, currency portfolios, and equity/bond structured portfolios. He received his B.S.E. from the Wharton School of Business and a M.B.A. from New York University. Mr. Green managed the Portfolios from January, 1995 to July, 1996, and since March, 1997.''




                                      March 20, 1997




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